UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Maryland Tax-Free Money Fund	February 28, 2021
TMDXX	Investor Class
TWNXX	I Class

T. ROWE PRICE MARYLAND TAX-FREE FUNDS

HIGHLIGHTS

■	The municipal bond market continued to recover from the severe stress caused by the spread of the coronavirus at the start of the 12-month period.

■	The Maryland Tax-Free Bond Fund outperformed its Lipper peer group average over the 12-month period, while the Maryland Short-Term Tax-Free Bond Fund underperformed its Lipper peers. The Maryland Tax-Free Money Fund produced modestly positive returns amid very low money market rates.

■	Maryland experienced a sharp decline in revenue early in the pandemic but was still able to achieve a surplus for fiscal year 2020.

■	We believe that fundamental credit conditions in the municipal market remain solid overall, and most borrowers continue to demonstrate prudent fiscal management.

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CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during your fund’s fiscal year, the 12-month period ended February 28, 2021. After the spread of the coronavirus caused a steep sell-off at the start of the period, extraordinary fiscal and monetary support from global governments and central banks helped spur a rebound, and the emergence of vaccines later in 2020 provided hope that the end of the pandemic was in sight.

The Federal Reserve played a key role in setting the stage for a recovery. In March, the central bank quickly cut interest rates to near zero and began purchasing massive amounts of government, mortgage-backed, and corporate bonds to stimulate the economy and increase liquidity in the fixed income market. In addition, the federal government has provided over $3 trillion in coronavirus relief, and Congress appeared poised to pass another $1.9 trillion aid package as the period was coming to an end.

The economy began to grow again by the second half of the year, marking one of the fastest recoveries on record. Although unemployment has remained elevated, recent economic data have been more encouraging. Retail sales for January exceeded expectations, jumping 5.3%, helped by a 10% increase in personal income that was bolstered by direct payments to individuals as part of the late-December stimulus package. Durable goods orders were better than expected, and the housing market also remained strong.

While consumer inflation remained muted, some investors became concerned that stronger growth and additional fiscal stimulus could spark higher inflation. As a result, bond yields rose and stocks pulled back at the end of the period.

Despite the stumble at the end of February, U.S. equities produced remarkable gains over the period. The small-cap Russell 2000 Index and the technology-heavy Nasdaq Composite Index both advanced more than 50% over the 12 months, while the large-cap S&P 500 Index was up over 30%. Within the S&P 500, information technology and consumer discretionary shares led the way.

Corporate earnings were resilient during the period. According to FactSet, overall earnings for the S&P 500 in the fourth quarter rose nearly 4% versus the year before—a large upward revision from the more than 9% decline analysts expected before earnings reporting season began. Price-to-earnings ratios remained well above longer-term averages, however.

Within the fixed income universe, Treasuries recorded negative results overall as concerns about a pickup in inflation caused intermediate- and longer-term yields to jump from the record lows they reached early in the pandemic. However, most bond sectors produced positive returns over the 12 months. Corporate debt outperformed, and the market easily absorbed a torrent of new issuance as solid corporate earnings provided fundamental support. Municipal bonds experienced unprecedented volatility at the start of the period, but munis benefited from federal aid, and state tax revenues held up far better than many expected.

As we look ahead, the widespread rollout of coronavirus vaccines provides hope for a return to normal, and very supportive monetary and fiscal policies, along with pent-up consumer demand, could provide support for additional market gains. However, we are aware that there are risks as well as opportunities in this environment. There are signs of speculation in markets, as shown by the rapid rise in cryptocurrencies and the frothy prices recorded by some initial public offerings.

While valuations are still attractive in some areas, many sectors are trading at elevated levels, and a meaningful increase in inflation could result in a regime change in financial markets. We believe that strong fundamental analysis and skilled active security selection will remain a critical component of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

MARYLAND TAX-FREE MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Maryland Tax-Free Money Fund returned 0.22% in the 12 months ended February 28, 2021, while its peer group, the Lipper Other States Tax-Exempt Money Market Funds Average, returned 0.25%. (Returns for the I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

In response to the economic challenges posed by the coronavirus, the Federal Reserve cut the federal funds target rate from a range of 1.50% to 1.75% at the beginning of the period to a 0.00% to 0.25% target by mid-March, and rates remained at that level throughout the period. As a result of the Fed’s accommodative moves, the interest rates available to money market investors were reduced.

In addition to the accommodative shift in monetary policy, supply and demand factors maintained downward pressure on yields. Tax-exempt supply remained constrained as taxable municipal issuance increased, while demand for municipal money market securities from separately managed accounts and municipal bond funds exerted pressure on supply. After outflows at the start of the period, cash flows into muni bond portfolios turned positive again in May and remained solid through most of the period.

Maryland variable rate demand note (VRDN) yields averaged 0.07% since our last report six months ago compared with a 0.68% average for the prior six-month reporting period. Longer rates decreased four basis points (0.04 percentage point) over the most recent six months, with one-year maturities trading at 0.14% at the end of the reporting period.

How is the fund positioned?

VRDNs, which are very short-maturity (one- to seven-day) securities, represented the portfolio’s largest position in absolute terms at the end of the period. We had an overweight position in general market notes compared with our peer group average.

We shortened the fund’s weighted average maturity in March as a defensive measure, but we later extended it, and at the end of the period the weighted average maturity was slightly longer than the peer group average. Our relative overweight to the front end of the money market yield curve provides the fund with the flexibility to respond to changes in interest rates or supply dynamics in the market.

Credit quality continues to play a significant part in our security selection. At the end of the period, our largest sector allocations were to health care and housing revenue debt as well as local general obligation (GO) securities. Some prominent positions in the portfolio included Howard Hughes Medical Institute, Trinity Health Corp., University of Maryland Medical System Obligated Group, and Washington Suburban Sanitary Commission. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

What is portfolio management’s outlook?

We expect the Federal Reserve to maintain an accommodative stance for several years given continuing concerns about the effect the pandemic will have on the economy. We also believe supply and demand imbalances could continue to limit yield increases in the municipal money market.

As a result of these factors, we are pursuing a strategy that will allow the fund to quickly respond to a change in interest rate sentiment, an increase in issuance, or changing patterns of cash flows into or out of the municipal money market. We believe the fund’s positioning in VRDNs and commercial paper is appropriate in this environment.

As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

MARYLAND SHORT-TERM TAX-FREE BOND FUND

INVESTMENT OBJECTIVE

The fund seeks to provide the highest level of income exempt from federal and Maryland state and local income taxes consistent with modest fluctuation in principal value.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Maryland Short-Term Tax-Free Bond Fund returned 0.51% for the 12 months ended February 28, 2021, underperforming the Lipper Short Municipal Debt Funds Average, which returned 0.91%. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Despite the stresses caused by the spread of the coronavirus, municipal bonds produced positive returns for the 12-month period. Shorter-maturity municipal bonds were supported by investor demand for lower-risk options during the market turmoil early in the period and outperformed longer-maturity securities.

Security selection within the transportation revenue subsector was the largest detractor from the fund’s relative performance for the 12-month period. Specifically, our position in the Purple Line Light Rail Project weighed on returns. These securities struggled early in the period amid a disagreement between the state and its construction partners as well as negative rating agency action. However, the state of Maryland later reached a tentative resolution to the dispute, and the bonds contributed to portfolio performance in the second half of our fiscal year. We maintain our confidence in this credit and feel its long-term outlook is on better footing following the resolution. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our holdings in the health care sector were acutely impacted by the coronavirus, although many names in the segment partially recovered by the end of the period. In addition, our positioning in the special tax sector hampered results. Bonds issued for the Baltimore Convention Center Hotel underperformed as the pandemic negatively impacted bookings and revenues, although, similar to our health care positions, these securities bounced back later in the period.

On the positive side, the fund’s interest rate positioning contributed to relative performance. The portfolio had a duration that was modestly longer than the Bloomberg Barclays 1–3 Year Municipal Bond Index at the start of the period, and this positioning contributed to results as municipal yields declined in response to the spread of the coronavirus. We later shortened the duration relative to the benchmark, which was beneficial as rates rose at the very end of the period. The front end of the municipal yield curve is very flat; as a result, we remain cautious in taking on additional interest rate risk.

How is the fund positioned?

We continued to favor revenue bonds over general obligation (GO) debt in light of our long-held concerns that many municipalities will face challenges related to increased pension and health care liabilities. Within the revenue sector, the health care segment represents our largest position in absolute terms and relative to the benchmark. We maintain our confidence in health care bonds as many issuers built up remarkable liquidity prior to the pandemic, and we believe our balance-sheet-first approach to investing in the segment allows our credit research team to locate strong underlying credits at attractive risk-adjusted yields.

While our preference for revenue bonds over GOs remains intact, it has been challenging to find opportunities in revenue debt in Maryland in the short- to intermediate-term municipal market. As a result, local GO bonds continued to be one of the fund’s largest allocations at the sector level at the end of the period.

We were able to reduce our GO position over the past six months, though, while increasing our allocation to higher-yielding revenue sectors such as the special tax and leasing segments. We also maintained a large position in education bonds. Notable purchases during the period included bonds issued by the University of Maryland Medical System, the Washington Metro Area Transit Authority, and the Maryland Stadium Authority for the Baltimore City Public Schools Construction and Revitalization Program.

The fund remains a high-quality portfolio, with more than half its assets invested in AAA or AA securities.

What is portfolio management’s outlook?

After a strong start in 2021, municipal bonds have faced recent headwinds amid volatility across fixed income markets. Despite consistently dovish signals from the Federal Reserve, inflation concerns have led market participants to pull forward their expected timeline for rate hikes, causing yields to rise and the municipal curve to steepen. Still, the technical conditions that have powered the municipal market through most of the pandemic—namely, robust demand and modest levels of tax-exempt issuance—remain present despite waning slightly amid rate volatility and expectations for increased supply this spring.

Fundamental credit conditions remain solid overall, and most borrowers continue to demonstrate prudent fiscal management. Although state and local governments still face challenges balancing the escalating costs of providing essential services and funding their long-term liabilities, tax receipts in many jurisdictions have been far stronger than initially projected at the outset of the pandemic. We believe that resilient revenues and additional direct support through the American Rescue Plan Act will result in cash windfalls for state and local governments and relieve current budget pressures.

While additional fiscal relief will likely bolster the near-term finances of state and local issuers, we expect the longer-term situation to remain challenging for those that entered the crisis with existing budget stresses and significant long-term liabilities. In our view, large segments of the revenue sector are poised to benefit from vaccine rollouts and increased economic activity, although some revenue-backed bond issuers will grapple with their own financial pressures due to revenue shortfalls.

We anticipate that the municipal asset class will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. With the Federal Reserve’s monetary policy likely staying accommodative over the near term, we believe that demand for tax-free income and other technical factors should remain generally constructive, keeping borrowing costs for issuers low and bond prices high. Ultimately, we feel that in-depth credit research is essential and believe that our fundamental, bottom-up approach should help our shareholders navigate the market environment.

MARYLAND TAX-FREE BOND FUND

INVESTMENT OBJECTIVE

The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade Maryland municipal bonds.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Maryland Tax-Free Bond Fund returned 0.48% for the 12 months ended February 28, 2021, outperforming the Lipper Maryland Municipal Debt Funds Average, which returned 0.06%. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The municipal bond market continued to recover from the severe stress caused by the spread of the coronavirus at the start of the 12-month period. After losing ground in the first half of the fiscal year, your fund bounced back with solid results over the past six months. Sector allocation and security selection, along with our positioning in Puerto Rico debt, helped boost our performance versus our peer group.

We have long emphasized health care securities in the portfolio, especially bonds from hospitals and continuing care retirement facilities (CCRC), and the sector was particularly hard hit by the coronavirus crisis at the start of the period. However, most of our holdings in this sector displayed good management during the pandemic, and the market’s increasing appetite for these bonds pushed credit spreads tighter and prices higher. While CCRCs were slower to recover than hospitals, nonetheless, the returns for our CCRCs boosted relative returns over the past six months. Overall, health care holdings in Medstar, Adventist Health, and Edenwald were among our top performers for the period. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our allocation to transportation securities staged a strong recovery as well. Most notably, the State of Maryland tentatively resolved construction disputes related to the D.C. Metro system’s Purple Line Light Rail Project on the northern perimeter of Washington, D.C. Our significant positions in these bonds were among the portfolio’s top performers over the trailing six months.

Our decision to maintain a position in Puerto Rico bonds was also an important contributor to the fund’s results. While we recognize the many challenges the commonwealth still faces, Puerto Rico’s financial position has improved since it defaulted on its debt in 2017, and increased federal support is forthcoming. The Puerto Rico Electric Power Authority (PREPA) delivered strong results over the past six months as the prospect of a restructuring deal brightened, especially after the Commonwealth of Puerto Rico reached an agreement with its general obligation creditors in early 2021. We took profits on some PREPA and Puerto Rico Sales Tax Financing Corporation (COFINA) holdings as prices appreciated markedly.

On the negative side, returns of select general obligation bonds and other higher-quality holdings did not keep up with the broader market. Our long-maturity, non-callable Maryland Stadium Authority for the Baltimore City Public Schools Construction and Revitalization Program bonds faced headwinds due to the market’s preference for less interest rate-sensitive securities. In retrospect, our decision to significantly reduce our holdings in the Baltimore Convention Center Hotel bonds proved to be early. These bonds rallied sharply as the prospect for recovery brightened, and while we still hold a modest position, waiting longer to sell would have benefited the portfolio.

How is the fund positioned?

As municipal yields moved toward all-time lows, we tilted the portfolio to a slightly more defensive interest rate position. The fund’s duration (a measure of the portfolio’s sensitivity to interest rate changes) declined from 5.2 years to 4.6 years over the past six months, while the weighted average maturity moved from 17.0 years to 16.3 years. If rates continue to rise as they did at the end of the period, this positioning could help reduce potential losses.

On a sector basis, we have maintained a long-term emphasis on revenue bonds as lingering concerns about the ability of state and local governments to finance pensions and retiree health care benefits have steered us away from general obligation debt. Within the revenue sector, our largest positions at the end of the period were in health care, education, and transportation bonds.

We have kept a healthy positioning in A-rated and lower securities for some time, as in our view, the extra income provided by these bonds could augment the portfolio’s returns over the long term. Nevertheless, the fund remains high quality, with 44% of our investments rated in the two highest categories, AAA or AA. Especially when making investments in the lower rating categories, we continue to rely on the in-depth, fundamental research of our dedicated staff of credit analysts whose guidance has served the portfolio well over many years.

Maryland’s credit rating was unchanged during the period. Maryland is rated AAA with a stable outlook by all three of the major rating agencies. Maryland experienced a sharp decline in revenue early in the pandemic but was still able to achieve a surplus for fiscal year 2020. Federal stimulus included in the American Rescue Plan Act should ease budget concerns.

The state has a long history of responsible stewardship and prudent financial management, but, unfavorably, Maryland’s pension system was only funded at 71% on an actuarial basis according to the most recent data. The state historically has not always fully funded its actuarial required contribution, but it is currently. This funding has slowed net pension liability growth, but Maryland still faces heavy unfunded liabilities for its pension plans compared with other AAA rated states.

What is portfolio management’s outlook?

After a strong start in 2021, municipal bonds have faced recent headwinds amid volatility across fixed income markets. Despite consistently dovish signals from the Federal Reserve, inflation concerns have led market participants to pull forward their expected timeline for rate hikes, causing yields to rise and the municipal curve to steepen. Still, the technical conditions that have powered the municipal market through most of the pandemic—namely, robust demand and modest levels of tax-exempt issuance—remain present despite waning slightly amid rate volatility and expectations for increased supply this spring.

Fundamental credit conditions remain solid overall, and most borrowers continue to demonstrate prudent fiscal management. Although state and local governments still face challenges balancing the escalating costs of providing essential services and funding their long-term liabilities, tax receipts in many jurisdictions have been far stronger than initially projected at the outset of the pandemic. We believe that resilient revenues and additional direct support through the American Rescue Plan Act will result in cash windfalls for state and local governments and relieve current budget pressures.

While additional fiscal relief will likely bolster the near-term finances of state and local issuers, we expect the longer-term situation to remain challenging for those that entered the crisis with existing budget stresses and significant long-term liabilities. In our view, large segments of the revenue sector are poised to benefit from vaccine rollouts and increased economic activity, although some revenue-backed bond issuers will grapple with their own financial pressures due to revenue shortfalls.

We anticipate that the municipal asset class will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. With the Federal Reserve’s monetary policy likely staying accommodative over the near term, we believe that demand for tax-free income and other technical factors should remain generally constructive, keeping borrowing costs for issuers low and bond prices high. Ultimately, we feel that in-depth credit research is essential and believe that our fundamental, bottom-up approach should help our shareholders navigate the market environment.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN A RETAIL MONEY MARKET FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2021, Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIOS

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

February 28, 2021

PORTFOLIO OF INVESTMENTS‡	Par	$ Value
(Amounts in 000s)		
NON-FINANCIAL COMPANY COMMERCIAL PAPER 5.8%		
Maryland HHEFA, John Hopkins Health Systems, Series B, TECP, 0.16%, 3/4/21	4,600	4,600
Maryland HHEFA, John Hopkins Univ., Series A, TECP, 0.06%, 3/9/21	600	600
Maryland HHEFA, John Hopkins Univ., Series B, TECP, 0.13%, 3/2/21	500	500
Maryland HHEFA, John Hopkins Univ., Series B, TECP, 0.13%, 3/3/21	150	150
Total Non-Financial Company Commercial Paper (Cost $5,850)		**5,850**
OTHER MUNICIPAL SECURITY 31.1%		
Anne Arundel County, GO, 5.00%, 10/1/21	2,395	2,464
Anne Arundel County, Series 2011, GO, 5.00%, 4/1/21	100	100
Anne Arundel County, Series 2015, GO, 5.00%, 4/1/21	500	502
Baltimore City Municipal Water Fin. Auth., Water Project, Tender Option Bond Trust Receipts, Series 2016-XM0391, VRTR, 0.07%, 3/5/21 (1)	3,600	3,600
Baltimore County, 5.00%, 3/1/21	975	975
Baltimore County, COP, 5.00%, 3/1/21	100	100
Baltimore County, Metropolitan Dist. Bonds, BAN, GO, 4.00%, 3/22/21	1,000	1,002
Baltimore County, Metropolitan Dist. Bonds, Tender Option Bond Trust Receipts, Series 2018-XF0642, GO, VRTR, 0.06%, 3/5/21 (1)	2,400	2,400
Baltimore County, Metropolitan Dist. Bonds, Tender Option Bond Trust Receipts, Series 2018-XF0682, GO, VRTR, 0.07%, 3/5/21 (1)	200	200
Baltimore, Wastewater Project, Series D, 5.00%, 7/1/21	150	152
Calvert County, Consolidated Public Improvement, GO, 4.00%, 7/1/21	1,910	1,934
Calvert County, Consolidated Public Improvement, GO, 5.00%, 7/1/21	250	254
Dormitory Auth. of the State of New York, Series B, RAN, 5.00%, 3/31/21	1,000	1,004
Maryland, Series B, GO, 5.00%, 8/1/21	105	107
Maryland, Series C, GO, 4.00%, 8/15/21	100	102
Maryland, Series C, GO, 5.00%, 8/1/21	715	729
Maryland DOT, 4.00%, 9/1/21	4,000	4,078
Maryland HHEFA, LifeBridge Health, 4.75%, 7/1/21	300	305
Montgomery County, Public Fac. Project, Series A, COP, 5.00%, 10/1/21	1,000	1,028

Montgomery County, Trinity Health Credit Group, VR, 0.18%, 3/1/21 (Tender)	7,500	7,500
Prince George's County, Consolidated Public Improvement, Series A, GO, 5.00%, 7/15/21	400	407
Prince George's County, Univ. of Maryland Capital Region Medical Center, Tender Option Bond Trust Receipts, Series 2015-XF0140, COP, VRTR, 0.12%, 3/5/21 (1)	1,600	1,600
Washington Suburban Sanitary Commission, Series 2016, 5.00%, 6/1/21	420	425
Washington Suburban Sanitary Commission, Series 2020, 5.00%, 6/1/21	375	380
Total Other Municipal Security (Cost $31,348)		**31,348**

VARIABLE RATE DEMAND NOTES 65.7%

Maryland CDA, Multi-Family, Fort Washington, Series A, VRDN, 0.06%, 3/5/21 (2)	2,810	2,810
Maryland CDA, Multi-Family, Kirkwood Housing, Series G, VRDN, 0.03%, 3/5/21	4,800	4,800
Maryland CDA, Residential, Series G, VRDN, 0.06%, 3/5/21 (2)	2,500	2,500
Maryland CDA, Residential, Series J, VRDN, 0.06%, 3/5/21 (2)	1,955	1,955
Maryland Economic Dev., Catholic Relief Services, VRDN, 0.04%, 3/5/21	3,550	3,550
Maryland Economic Dev., Howard Hughes Medical, Series A, VRDN, 0.03%, 3/5/21	7,840	7,840
Maryland HHEFA, Anne Arundel Health, Series B, VRDN, 0.03%, 3/5/21	4,500	4,500
Maryland HHEFA, John Hopkins Univ., Series A, VRDN, 0.02%, 3/5/21	3,500	3,500
Maryland HHEFA, Pooled Loan Program, Series A, VRDN, 0.02%, 3/5/21	4,050	4,050
Maryland HHEFA, Pooled Loan Program, Series B, VRDN, 0.03%, 3/5/21	550	550
Maryland HHEFA, Univ. of Maryland Medical System, Series A, VRDN, 0.01%, 3/5/21	3,155	3,155
Maryland HHEFA, Univ. of Maryland Medical System, Series D, VRDN, 0.03%, 3/1/21	700	700
Maryland HHEFA, Univ. of Maryland Medical System, Series E, VRDN, 0.01%, 3/5/21	1,000	1,000
Maryland Stadium Auth., Football Stadium, VRDN, 0.02%, 3/5/21	3,530	3,530
Maryland Transportation Auth., BWI Airport Passenger Fac., Series C, VRDN, 0.06%, 3/5/21 (2)	4,760	4,760
Mississippi Business Fin., Chevron USA Project, Series E, VRDN, 0.01%, 3/1/21	500	500

Montgomery County, Series E, GO, VRDN, 0.01%, 3/1/21	3,780	3,780
Montgomery County Housing Opportunities Commission, Series A, VRDN, 0.04%, 3/5/21	3,715	3,715
Montgomery County Housing Opportunities Commission, Series B, VRDN, 0.06%, 3/5/21 (2)	400	400
Valdez, Exxon Pipeline Project, Series B, VRDN, 0.01%, 3/1/21	400	400
Valdez, Exxon Pipeline Project, Series C, VRDN, 0.01%, 3/1/21	2,100	2,100
Washington Suburban Sanitary Commission, Series 2013A, BAN, VRDN, 0.02%, 3/5/21	600	600
Washington Suburban Sanitary Commission, Series B-3, BAN, VRDN, 0.03%, 3/5/21	3,590	3,590
Washington Suburban Sanitary Commission, Series B-4, BAN, VRDN, 0.03%, 3/5/21	1,800	1,800
Total Variable Rate Demand Notes (Cost $66,085)		**66,085**
Total Investments in Securities		
102.6% of Net Assets (Cost $103,283)		**$ 103,283**

‡ Par is denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $7,800 and represents 7.8% of net assets.

(2) Interest subject to alternative minimum tax.

BAN Bond Anticipation Note

CDA Community Development Administration/Authority

COP Certificate of Participation

DOT Department of Transportation

GO General Obligation

HHEFA Health & Higher Educational Facility Authority

RAN Revenue Anticipation Note

TECP Tax-Exempt Commercial Paper

VR Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

VRDN Variable Rate Demand Note under which the holder has the right to sell the security to the issuer or the issuer's agent at a predetermined price on specified dates; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end and maturity date shown is the date principal can be demanded. Certain VRDN rates are not based on a published reference rate and spread but may adjust periodically.

The accompanying notes are an integral part of these financial statements.

February 28, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Money Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes. The fund intends to operate as a retail money market fund and has the ability to impose liquidity fees on redemptions and/ or temporarily suspend redemptions. The fund has two classes of shares: the Maryland Tax-Free Money Fund (Investor Class) and the Maryland Tax-Free Money Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. On February 28, 2021, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a decision to transition away from LIBOR by the end of 2021 (although it is possible that publication of certain USD LIBOR settings may be extended to the end of June 2023). There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Distributions during the years ended February 28, 2021 and February 29, 2020, totaled $232,000 and $840,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2021, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At February 28, 2021, the effective annual group fee rate was 0.28%. Effective April 1, 2017, Price Associates has contractually agreed, at least through June 30, 2021, to waive a portion of its management fee in order to limit the fund’s management fees to 0.28% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated or modified by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund. The total management fees waived were $115,000 and allocated ratably in the amounts of $64,000 for the Investor Class, $51,000 for the I Class, for the year ended February 28, 2021.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended February 28, 2021 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $265,000 remain subject to repayment by the fund at February 28, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended February 28, 2021, expenses waived/repaid totaled $193,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2021, expenses incurred pursuant to these service agreements were $67,000 for Price Associates and $32,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended February 28, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

NOTE 7 - SUBSEQUENT EVENT

Effective April 1, 2021, the fund’s annual investment management fee was restructured by eliminating the combined group fee and individual fund fee and replacing it with a new fee rate of 0.19% of the average daily net assets of the fund. Additionally, the contractual management fee waiver agreement that limits the management fee that was in effect through June 30, 2021 was terminated.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price State Tax-Free Funds, Inc. and
Shareholders of T. Rowe Price Maryland Tax-Free Money Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Maryland Tax-Free Money Fund (one of the funds constituting T. Rowe Price State Tax-Free Funds, Inc., referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 20, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $281,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s reports on Form N-MFP are available on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their portfolio holdings information on troweprice.com.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [191]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [191]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [191]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2013 [191]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [191]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2013 [191]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 1992 [191]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, Chief Executive Officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [191]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [191]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With State Tax-Free Income Trust	Principal Occupation(s)

Austin Applegate (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Colin T. Bando, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Daniel Chihorek (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Vice President, Municipal Research Analyst, GW&K Investment Management (to 2018)

M. Helena Condez (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Sarah J. Engle (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alisa Fiumara-Yoch, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephanie A. Gentile, CFA (1956) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Charles B. Hill, CFA (1961) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Dylan Jones, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael Kane (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Research Analyst, GW&K Investments (to 2019)

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan D. Levenson, Ph.D. (1958) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joseph K. Lynagh, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

James T. Lynch, CFA (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Konstantine B. Mallas (1963) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Hugh D. McGuirk, CFA (1960) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James M. Murphy, CFA (1967) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Chen Shao (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeanny Silva (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Douglas D. Spratley, CFA (1969) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Timothy G. Taylor, CFA (1975) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,315,000 and $3,586,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 20, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	April 20, 2021